Dr. Michael Rahm Vice President Market Analysis and Strategic Planning Goldman, Sachs & Co. Chemical Intensity Day Houston, TX March 24, 2009 Phosphate and Potash Outlook Exhibit 99.1

Goldman, Sachs & Co. - Chemical Intensity Day March 24, 2009
Safe Harbor Statement
This presentation contains forward-looking statements within the meaning of the Private Securities
Litigation Reform Act of 1995.  Such statements include, but are not limited to, statements about future financial and operating results.  Such statements are based upon the current beliefs and expectations of The Mosaic Company’s management and are subject to significant risks and uncertainties.
These risks and uncertainties include but are not limited to the predictability and volatility of, and customer expectations about, agriculture, fertilizer, raw material, energy and transportation markets that are subject to competitive and other  pressures and the effects of the current economic and financial turmoil; the build-up of inventories in the distribution channels for crop nutrients; changes in foreign currency and exchange rates; international trade risks; changes in government policy;
changes in environmental and other governmental regulation; adverse weather conditions affecting operations in Central Florida or the Gulf Coast of the United States, including potential hurricanes or excess rainfall; actual costs of asset retirement, environmental remediation, reclamation or other environmental regulation differing from management’s current estimates; accidents and other disruptions involving Mosaic’s operations, including brine inflows at its Esterhazy, Saskatchewan potash mine and other  potential mine fires, floods, explosions, seismic events or releases of hazardous or volatile chemicals, as well as other risks and uncertainties reported from time to time in The Mosaic Company’s reports filed with the Securities and Exchange Commission.  Actual results may differ from those set forth in the forward-looking statements.

Goldman, Sachs & Co. - Chemical Intensity Day March 24, 2009
Topics
Current Situation or . . .
How did we get to where we’re at today?
Near Term Outlook or . . .
What’s ahead for the spring season?
(Market Mosaic Spring Issue)
Long Term Outlook or . . .
Have recent developments changed long term fundamentals?

Goldman, Sachs & Co. - Chemical Intensity Day March 24, 2009
What happened?
Customers stepped out of the market
Phosphate customers are beginning to return
Potash customers remain on the sidelines
Distribution pipelines plug
Stocks back-up at production points
Production declines
Crop nutrient markets recalibrate
Inventory valuation risk along entire supply chain

Goldman, Sachs & Co. - Chemical Intensity Day March 24, 2009
Customers stepped out of the phosphate market
last fall but have started to buy again
Year-to-date (Jul-Feb) DAP/MAP domestic
shipments were down about 41% from the high
levels a year ago.  Shipments during the last
quarter of calendar 2008 (Oct-Dec) were off 61%
from a year earlier.  Domestic shipments have
increased during the last two months and
February shipments were in line with a three-
year average for the month.
Year-to-date (Jul-Feb) DAP/MAP exports
were down 21% from a year ago.  Exports
during the last quarter of calendar 2008 (Oct-
Dec) were off 54% from a year ago.  Exports
increased slightly in February and forward
sales books are beginning to build due to the
conclusion of large contracts with two major
Indian customers and interest from some Latin
American customers.
U.S. DAP and MAP Exports
0.0
0.2
0.4
0.6
0.8
1.0
1.2
Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun
Mil Tons
MIN MAX Range (2003/04-2007/08) 2008/09 3-Yr Average
Source: TFI
U.S. DAP and MAP Domestic Disapperance
0.0
0.1
0.2
0.3
0.4
0.5
0.6
0.7
0.8
0.9
1.0
Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun
Mil Tons
MIN MAX Range (2003/04-2007/08) 2008/09 3-Yr Average
Source: TFI

Goldman, Sachs & Co. - Chemical Intensity Day March 24, 2009
Phosphate inventories peaked on December 31
and have begun to decline
DAP/MAP inventories held by U.S. producers at on- and off-site warehouses
2008/09 2007/08
U.S. DAP and MAP Producer Stocks
0.0
0.5
1.0
1.5
2.0
Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun
Mil Tons
MIN MAX Range (2002/03-2006/07) 2007/08 3-Yr Average
Source: TFI
U.S. DAP and MAP Producer Stocks
0.0
0.5
1.0
1.5
2.0
Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun
Mil Tons
MIN MAX Range (2003/04-2007/08) 2008/09 3-Yr Average
Source: TFI

Goldman, Sachs & Co. - Chemical Intensity Day March 24, 2009
U.S. phosphate production decreased in December
and January but increased in February
Year-to-date (Jul-Feb) U.S. phosphoric acid production was down 27% from a year earlier.  The U.S.
industry operated at just 30% of capacity in December and January.  Production increased to 60% of capacity in February due to a growing forward sales book and expectations of an up-tick in domestic shipments this spring.
U.S. Phosphoric Acid Production and Op. Rates
0.3
0.4
0.5
0.6
0.7
0.8
0.9
1.0
Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun
Mil Tons
30
40
50
60
70
80
90
100
Percent
2007/08 Production 2007/08 Operating Rate
Source: TFI and Mosaic
U.S. Phosphoric Acid Production and Op. Rates
200
300
400
500
600
700
800
900
1,000
Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun
1000 Tons
20
30
40
50
60
70
80
90
100
Percent
2008/09 Production 2008/09 Operating Rate
Source: TFI and Mosaic
P O
2
5
P O
2
5

Goldman, Sachs & Co. - Chemical Intensity Day March 24, 2009
Customers stepped out of the potash market and
have not returned yet
Year-to-date (Jul-Feb) domestic shipments
were down 37% from the same period a year
ago.  Shipments during the last quarter of
calendar 2008 (Oct-Dec) were off 38% from
last year and shipments during the last three
months (Dec-Feb) are down 62% from a year
earlier.
Year-to-date (Jul-Feb) exports were down
28% from a year ago.  Exports during the last
quarter of calendar 2008 (Oct-Dec) were off
31% from last year and exports during the last
three months (Dec-Feb) were down 64% from
a year earlier.
North America MOP Domestic Disapperance
0.0
0.1
0.2
0.3
0.4
0.5
0.6
0.7
0.8
0.9
1.0
Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun
Mil Tons
MIN MAX Range (2003/04-2007/08) 2008/09 3-Yr Average
Source: IPNI, TFI and Mosaic
North America MOP Exports
0.0
0.1
0.2
0.3
0.4
0.5
0.6
0.7
0.8
Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun
Mil Tons
MIN MAX Range (2003/04-2007/08) 2008/09 3-Yr Average
Source: IPNI

Goldman, Sachs & Co. - Chemical Intensity Day March 24, 2009
NA potash producer inventories increase
MOP inventories held by NA producers at on- and off-site warehouses
2007/08 2008/09
North America MOP Producer Stocks
0.0
0.3
0.6
0.9
1.2
1.5
1.8
2.1
2.4
Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun
Mil Tons
MIN MAX Range (2002/03-2006/07) 2007/08 3-Yr Average
Source: IPNI
North America MOP Producer Stocks
0.0
0.3
0.6
0.9
1.2
1.5
1.8
2.1
2.4
Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun
Mil Tons
MIN MAX Range (2003/04-2007/08) 2008/09 3-Yr Average
Source: IPNI

Goldman, Sachs & Co. - Chemical Intensity Day March 24, 2009
NA potash production plummets in February
North American MOP production for the first seven months of the 2008/09 fertilizer year was down 20%
from a year earlier.  The industry operated at just 20% of capacity in February due to low shipments and high producer stocks.
NA MOP Production and Operating Rate 2007/08
400
500
600
700
800
900
1,000
1,100
1,200
Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun
1000 Tons
20
30
40
50
60
70
80
90
100
Percent
2007/08 Production 2007/08 Operating Rate
Source:  IPNI and Mosaic
NA MOP Production and Operating Rate 2008/09
0
200
400
600
800
1,000
1,200
Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun
1000 Tons
0
15
30
45
60
75
90
105
Percent
2008/09 Production 2008/09 Operating Rate
Source: IPNI and Mosaic

Goldman, Sachs & Co. - Chemical Intensity Day March 24, 2009
Near Term Outlook
How much will nutrient demand decline this year?
Another large crop is required in 2009
Still attractive new crop prices
Lower crop input costs
Pricing stalemate between retail dealers and farmers
How much demand destruction vs. deferral?
Reduction in production in line with the decline in shipments
Adjustments needed to get product moving
Inventory write-downs
Averaging down inventory costs via new purchases
Cost-based retail pricing
(both on the way up and the way down)
Contract integrity/enforcement
Will the spring season test the NA supply chain?

Goldman, Sachs & Co. - Chemical Intensity Day March 24, 2009
Another large crop is required in 2009
World Grain and Oilseed Stocks
250
300
350
400
450
500
550
600
650
99/00 00/01 01/02 02/03 03/04 04/05 05/06 06/07 07/08 08/09E 09/10
L
09/10
M
09/10
H
Mil Tonnes
10%
13%
16%
19%
22%
25%
28%
31%
34%
Percent
Stocks Percent of Use
Source: USDA and Mosaic (for 09/10 estimates)
2009/10 Scenario Assumptions
Low Medium High
Decline in Harvested Area (Mil HA) -0.5% -0.5% -0.5%
Yield (Deviation from 10-Year Trend) Largest Negative 0 Largest Positive
Demand Growth 0.0% 1.0% 2.0%

Goldman, Sachs & Co. - Chemical Intensity Day March 24, 2009
Domestic Phosphate Outlook:   Case 1
2008/09 Change U.S. Phosphate Demand: -11%
2008/09 Change in U.S. DAP/MAP Shipments: -27%
U.S. Phosphate Use and DAP/MAP Shipments
2.50
3.00
3.50
4.00
4.50
5.00
5.50
95 96 97 98 99 00 01 02 03 04 05 06 07 08E 09F
Mil Tons
P
2
O
5
4.50
5.00
5.50
6.00
6.50
7.00
7.50
8.00
8.50
Mil Tons
DAP/MAP
Phosphate Use DAP/MAP Shipments Estimated DAP/MAP Use
Source: AAPFCO, TFI and Mosaic
Fertilizer Year Ending June 30

Goldman, Sachs & Co. - Chemical Intensity Day March 24, 2009
Average shipments required this spring if total
DAP/MAP shipments decline 27% this year
U.S. DAP and MAP Domestic Shipments
0.0
0.1
0.2
0.3
0.4
0.5
0.6
0.7
0.8
0.9
1.0
Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun
Mil Tons
MIN MAX Range (2003/04-2007/08) 2008/09 Act/Fcst 3-Yr Average
Source: TFI and Mosaic
Case 1:   27% Drop in U.S. DAP/MAP Shipments in 2008/09

Goldman, Sachs & Co. - Chemical Intensity Day March 24, 2009
Domestic Phosphate Outlook:   Case 2
2008/09 Change U.S. Phosphate Demand: ~  -20%
2008/09 Change in U.S. DAP/MAP Shipments: ~  -40%
U.S. Phosphate Use and DAP/MAP Shipments
2.50
3.00
3.50
4.00
4.50
5.00
5.50
95 96 97 98 99 00 01 02 03 04 05 06 07 08E 09F
Mil Tons
4.50
5.00
5.50
6.00
6.50
7.00
7.50
8.00
8.50
Mil Tons
DAP/MAP
Phosphate Use DAP/MAP Shipments Estimated DAP/MAP Use
Source: AAPFCO, TFI and Mosaic
Fertilizer Year Ending June 30
2
P O
5

Goldman, Sachs & Co. - Chemical Intensity Day March 24, 2009
Below average shipments required this spring if
shipments run ~ 40% below last year
Case 2:   ~ 40% Drop in U.S. DAP/MAP Shipments in 2008/09
U.S. DAP and MAP Domestic Shipments
0.0
0.1
0.2
0.3
0.4
0.5
0.6
0.7
0.8
0.9
1.0
Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun
Mil Tons
MIN MAX Range (2003/04-2007/08) 2008/09 Act/Fcst 3-Yr Average
Source: TFI and Mosaic

Goldman, Sachs & Co. - Chemical Intensity Day March 24, 2009
Domestic Potash Outlook:  Case 1
2008/09 Change U.S. Potash Demand: -20%
2008/09 Change in NA MOP Shipments: -24%
North America Potash Use and Shipments
3.0
3.5
4.0
4.5
5.0
5.5
6.0
6.5
7.0
7.5
95 96 97 98 99 00 01 02 03 04 05 06 07 08E 09F
Mil Tons
Ag Use Total Shipments Estimated Use
Source: IPNI and Mosaic
Fertilizer Year Ending June 30
K  0
2

Goldman, Sachs & Co. - Chemical Intensity Day March 24, 2009
Average shipments are required this spring if MOP
shipments decline 24% this year
(but bunched in Apr-May)
Case 1:  24% Drop in MOP Shipments in 2008/09
North America MOP Domestic Shipments
0.0
0.2
0.4
0.6
0.8
1.0
1.2
1.4
1.6
Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun
Mil Tons
KCL
MIN MAX Range (2003/04-2007/08) 2008/09 Act/Fcst 3-Yr Average
Source: IPNI and Mosaic

Goldman, Sachs & Co. - Chemical Intensity Day March 24, 2009
Domestic Potash Outlook:  Case 2
2008/09 Change U.S. Potash Demand: ~ -32%
2008/09 Change in NA MOP Shipments: ~ -38%
North America Potash Use and Shipments
3.0
3.5
4.0
4.5
5.0
5.5
6.0
6.5
7.0
7.5
95 96 97 98 99 00 01 02 03 04 05 06 07 08E 09F
Mil Tons
K2O
Ag Use Total Shipments Estimated Use
Source: IPNI and Mosaic
Fertilizer Year Ending June 30

Goldman, Sachs & Co. - Chemical Intensity Day March 24, 2009
Low shipments this spring if total shipments decline
38% from last year
Case 2:  38% Drop in MOP Shipments in 2008/09
North America MOP Domestic Shipments
0.0
0.2
0.4
0.6
0.8
1.0
1.2
1.4
1.6
Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun
Mil Tons
KCL
MIN MAX Range (2003/04-2007/08) 2008/09 Act/Fcst 3-Yr Average
Source: IPNI and Mosaic

Goldman, Sachs & Co. - Chemical Intensity Day March 24, 2009
2
2
2
Impact of reductions in P&K application rates on
corn yields and profitability
Economic P&K Cut
Optimum 10% 50% 100%
Yield Potential (bu acre): 180 180 180 180
Estimated Yield Without N (bu acre): 100 100 100 100
P Soil Test - Bray P1 (ppm): 10 10 10 10
K Soil Test (ppm): 110 110 110 110
Corn Price ($ bu): 3.85 3.85 3.85 3.85
Ammonia Price ($ ton) 550 550 550 550
N Cost ($ lb N): 0.34 0.34 0.34 0.34
DAP Cost ($ ton) 450 450 450 450
P Cost ($ lb P O
5
): 0.36 0.36 0.36 0.36
MOP Cost ($ ton) 775 775 775 775
K Cost ($ lb K O): 0.65 0.65 0.65 0.65
Yield (bu acre) 180 175 155 113
Profit Maximizing Application Rates
N (lbs N): 142 142 142 142
P (lbs P O
5
): 82 74 41 0
K (lbs K
2
O): 59 53 30 0
Fertilizer Cost ($ acre) 115 108 81 48
Yield Change (bu acre) -5 -25 -67
Yield Change (%) na -2.8 -13.9 -37.2
Change in Revenue ($ acre) na -19.25 -96.25 -257.95
Change in Cost ($ acre) na -6.75 -33.73 -67.45
Change in Profit ($ acre) na -12.50 -62.52 -190.50

Goldman, Sachs & Co. - Chemical Intensity Day March 24, 2009
Indian demand outlook remains strong
Indian subsidies insulate domestic farmers from higher crop nutrient costs
India MOP Import Demand
0.0
1.0
2.0
3.0
4.0
5.0
6.0
7.0
95 96 97 98 99 00 01 02 03 04 05 06 07 08
Mil Tonnes
Source: Fertecon and Mosaic
India Processed Phosphate Import Demand
0.0
1.0
2.0
3.0
4.0
5.0
6.0
7.0
95 96 97 98 99 00 01 02 03 04 05 06 07 08
Mil Tonnes
DAP MAP
Source: Fertecon, IFA and Mosaic

Goldman, Sachs & Co. - Chemical Intensity Day March 24, 2009
Brazilian demand outlook remains uncertain
Brazil Fertilizer Shipments
0
5
10
15
20
25
95 96 97 98 99 00 01 02 03 04 05 06 07 08
Mil Tonnes
Source: ANDA and Mosaic
Brazil Monthly Fertilizer Shipments
0.0
0.5
1.0
1.5
2.0
2.5
3.0
3.5
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec
Mil Tonnes
2007 2008
Source: ANDA

Goldman, Sachs & Co. - Chemical Intensity Day March 24, 2009
China remains the wild card
Chinese export taxes and procurement strategies cause uncertainty
China MOP Import Demand
0
1
2
3
4
5
6
7
8
9
10
95 96 97 98 99 00 01 02 03 04 05 06 07 08
Mil Tonnes
Source: Fertecon and Mosaic
China DAP and MAP Export Supply
0.0
0.5
1.0
1.5
2.0
2.5
3.0
3.5
4.0
4.5
95 96 97 98 99 00 01 02 03 04 05 06 07 08
Mil Tonnes
DAP MAP
Source: Fertecon, IFA, China Customs and Mosaic

Goldman, Sachs & Co. - Chemical Intensity Day March 24, 2009
Long Term Outlook
Solid long term nutrient demand outlook
Strong traditional demand drivers
Biofuels: a viable component of comprehensive energy policy
Demand growth requires significant supply increases
Limited capacity additions during the next few years
Relatively high prices required to attract capital/justify new projects
Escalating capital and operating costs
Significant economic and political risk in many regions
Key factors to watch
Stabilization and recovery of world financial markets
Global economic growth and the food demand story
Government policies
Commitments to biofuels initiatives
Chinese industrial and trade policies
Indian fertilizer subsidy
Economic development policies elsewhere

Goldman, Sachs & Co. - Chemical Intensity Day March 24, 2009
The 500 million tonne challenge
World Grain and Oilseed Use
1,000
1,250
1,500
1,750
2,000
2,250
2,500
2,750
3,000
3,250
80 85 90 95 00 05 10 15 20
Source:  USDA and Mosaic
Mil Tonnes
Actual Actual for US Ethanol Forecast Forecast for U.S. Ethanol

Goldman, Sachs & Co. - Chemical Intensity Day March 24, 2009
Solid long term phosphate demand prospects
2.5% CAGR
1.5% CAGR
2.0% CAGR
World Phosphate Fertilizer Demand Forecast
20
25
30
35
40
45
50
55
97 98 99 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16 17 18 19 20
Mil Tonnes
P
2
O
5
Actual Low Growth Medium Growth
High Growth IFA Fertecon
Source:  IFA , Fertecon and Mosaic

Goldman, Sachs & Co. - Chemical Intensity Day March 24, 2009
Significant additional supply is required to meet
projected phosphate demand
Rock Required to Meet Phosphate Demand Growth 2008-20
Actual 2008-20 Growth Scenario
Million Tonnes 97-07 97-02 02-07 Low Medium High
Crop Nutrient Demand Growth (P
2
O
5
) 6.0 0.4 5.6 7.5 10.3 13.2
Crop Nutrient Demand Growth (CAGR) 1.7% 0.3% 3.1% 1.5% 2.0% 2.5%
Other Demand Growth (P 0.65 0.32 0.33 0.7 0.8 0.9
Additional Rock Requirement 24.6 2.8 21.8 30.2 40.8 52.0
Actual Change in Rock Production 34.9 13.3 21.6 na na na
Assumes 66% BPL rock and 90% recovery rates
Source: IFA, Fertecon and Mosaic
2
O
5
)

Goldman, Sachs & Co. - Chemical Intensity Day March 24, 2009
Solid long term potash demand prospects
3.50% CAGR
2.00% CAGR
2.75% CAGR
World Potash Demand Forecast
10
15
20
25
30
35
40
45
50
97 98 99 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16 17 18 19 20
Mil Tonnes
Actual Low Growth Medium Growth
High Growth IFA Fertecon
Source:  IFA, Fertecon and Mosaic
K
2
O

Goldman, Sachs & Co. - Chemical Intensity Day March 24, 2009
Significant additional supply required to meet
projected potash demand
MOP Required to Meet Potash Demand Growth 2008-20
Actual 2008-20 Growth Scenario
Million Tonnes 97-07 97-02 02-07 Low Medium High
Crop Nutrient Demand Growth 6.5 0.9 5.5 8.4 10.6 14.1
Crop Nutrient Demand Growth (CAGR) 2.6% 0.8% 4.3% 2.0% 2.8% 3.5%
Other Demand Growth
0.8 0.4 0.4 0.7 0.8 0.9
Additional MOP Requirement (KCL) 11.8 2.2 9.7 14.7 18.4 24.2
Actual Change in MOP Production (KCL) 14.2 2.3 11.9 na na na
Assumes MOP supplies 97% of potash demand growth
Source: IFA, Fertecon and Mosaic
K
2
O
K
2
O

Goldman, Sachs & Co. - Chemical Intensity Day March 24, 2009
Take-Aways
Current Situation
Crop nutrient markets recalibrate
Lower energy and raw materials costs
Lower crop prices
Inventory valuation risk along the entire supply chain
Retail dealer – farmer price stalemate
Delayed planting and crop input decisions this year
Near Term Outlook
Another large crop is required in 2009
P&K shipment outlook – how much demand destruction vs. deferral?
An empty pipeline at the year end
Significant declines in production worldwide
Long Term Outlook
Solid demand fundamentals
Significant new supplies required to meet projected demand

Dr. Michael Rahm Vice President Market Analysis and Strategic Planning Goldman, Sachs & Co. Chemical Intensity Day Houston, TX March 24, 2009 Phosphate and Potash Outlook Thank You!